                                  SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D. C. 20549

                                               FORM 8-K

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                                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                            Date of Report
                                            June 18, 2003

                                           MedImmune, Inc.
                         (Exact name of registrant as specified in its charter)

                  Delaware                        0-19131                 52-1555759
         (State or other jurisdiction of    (Commission File No.)      (I. R. S. Employer
         incorporation or organization)                                Identification No.)

                          35 West Watkins Mill Road, Gaithersburg, MD 20878
                         (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number, including area code (301) 417-0770

ITEM 5.     Other Events

On June 17, 2003, MedImmune, Inc. (the "Company") and Wyeth Vaccines, a business unit of Wyeth
Pharmaceuticals, a division of Wyeth, issued a press release announcing the approval of FluMist™, the first influenza vaccine delivered as a nasal mist available in the United States for healthy people, by the U.S. Food and Drug Administration.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     Exhibits

            c.          Exhibits

                        Exhibit               Description
                        -------               -----------
                        Ex. 99.1              Press release, dated June 17, 2003, "FDA Approves FluMist™--First
                                              Nasal Mist Influenza Vaccine Licensed in the U.S.--First Innovation
                                              in Flu Vaccine Delivery in Over 50 Years"

                                              SIGNATURE

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MEDIMMUNE, INC.

Date: June 18, 2003                           /s/: Lota S. Zoth
                                              Lota S. Zoth
                                              Vice President and Controller